AMENDMENT NO. 1 TO ESCROW AGREEMENT

      This Amendment No. 1 dated November 9, 1998 to the Escrow Agreement dated October 9, 1998, (the "AGREEMENT") by and among LaSalle National Bank (the "ESCROW AGENT"), V-ONE Corporation (the "COMPANY") and LaSalle St.
Securities, Inc. (the "SELLING AGENT").

      The Escrow Agent and the Company and the Selling Agent hereby agree to amend the Agreement as set forth below:

      1. Paragraph A on page 1 of the Agreement is hereby revised in its entirety as follows:

            A. The Company proposes to offer (the "OFFERING") for sale solely to accredited investors (individually a "SUBSCRIBER" and collectively the "SUBSCRIBERS") through the Selling Agent 1,800,000 shares of the Company's common stock, $0.001 par value per share, at a price of $2.00 per share (the "OFFERING PRICE") representing $3,600,000 in gross sale proceeds ("MINIMUM PROCEEDS"). The Offering will not close unless $3,600,000 in gross sale proceeds have been received and accepted by the Company. The Company may sell an additional 922,070 shares (an additional $1,844,140 in gross sale proceeds) on the same terms described above ("OVER SUBSCRIPTION OPTION"). (The 1,800,000 shares and the 922,070 shares are hereinafter referred to as the "SHARES"). The Shares shall be sold in reliance upon Regulation D promulgated under the Securities Act of 1933, as amended (the "ACT"), and Section 4(2) of the Act, and as permitted in the jurisdictions in which the Shares are to be offered.

IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement to be duly executed by their authorized representatives as of the date first written above.

                                            V-ONE CORPORATION

                                            By:    /s/ Charles B. Griffis
                                                   -----------------------
                                                   Charles B. Griffis
                                                   Chief Financial Officer

                                            LASALLE NATIONAL BANK

                                            By:    /s/ Pamela S. Ristau
                                                   -----------------------

                                            Name:  Pamela S. Ristau
                                                   -----------------------

                                            Title: Trust Officer &
                                                   Assistant Secretary
                                                   -----------------------

                                            LASALLE ST. SECURITIES, INC.

                                            By:    /s/ Michael Grady
                                                   -----------------------
                                                   Michael Grady
                                                   Vice-President